                  Schedule of Omitted Meridian Purchase Options
                          (all dated November 30, 1993)

         In September 1998, the Company acquired a 99% limited partnership interest in ET Sub-Meridian Limited Partnership, L.L.P., which holds leasehold and purchase option rights to the seven skilled nursing facilities located in Maryland and New Jersey. The Company's interest in ET Sub-Meridian Limited Partnership, L.L.P. was previously accounted for under the equity method. At that time the Company acquired its interest, ET Sub-Meridian subleased the facilities to Meridian Healthcare, Inc., an affiliate of Genesis Health Ventures, Inc., the Company's principal tenant, for an initial ten-year period with a ten-year renewal exercisable by Meridian Healthcare. Genesis has guaranteed the Meridian Healthcare subleases. On September 25, 2002, the Company acquired Mr. McCreary's 1% general partner interest in ET Sub-Meridian. As permitted under applicable SEC regulations, the Company has filed a copy of the purchase option for the Heritage Nursing Home and is also filing this schedule identifying the omitted purchase options and setting forth the material details in which such omitted purchase options differ from the copy of the Heritage Nursing Home purchase option that has been filed.

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

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         Property                       Sellers                        Buyer               Option Consideration      Purchase Price
         --------                       -------                        -----               --------------------      --------------
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
Corsica Hills Nursing Home,     Michael J. Batza, Jr.         ET Sub-Meridian Limited         $1,677,000               $10,193,000
Centreville, Maryland           Edward A. Burchell            Partnership,  L.L.P.,
                                Earl L. Linehan               assignee of Meridian
                                Roger C. Lipitz               Healthcare, Inc.
                                Arnold I. Richman, et al.
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Vorhees Nursing Home,           Michael J. Batza, Jr.         ET Sub-Meridian Limited         $3,407,000               $13,846,000
Vorhees, New Jersey             Edward A. Burchell            Partnership,  L.L.P.,
                                Earl L. Linehan               assignee of Meridian
                                Roger C. Lipitz               Healthcare, Inc.
                                Arnold I. Richman
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Charlesmead Nursing Home,       Michael J. Batza, Jr.         ET Sub-Meridian Limited         $1,076,000                $8,887,000
La Plata, Maryland              Edward A. Burchell            Partnership,  L.L.P.,
                                Earl L. Linehan               assignee of Meridian
                                Roger C. Lipitz               Healthcare, Inc.
                                Arnold I. Richman, et al.
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Multi-Medical Nursing Home,     Michael J. Batza, Jr.         ET Sub-Meridian Limited         $1,758,000                $5,025,000
Towson, Maryland                Edward A. Burchell            Partnership,  L.L.P.,
                                Earl L. Linehan               assignee of Meridian
                                Roger C. Lipitz               Healthcare, Inc.
                                Arnold I. Richman
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Severna Park Nursing Home,      Michael J. Batza, Jr.         ET Sub-Meridian Limited         $2,036,000               $13,047,000
Severna Park, Maryland          Edward A. Burchell            Partnership,  L.L.P.,
                                Earl L. Linehan               assignee of Meridian
                                Roger C. Lipitz               Healthcare, Inc.
                                Arnold I. Richman, et al.
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Westfield Nursing Home,         Michael J. Batza, Jr.         ET Sub-Meridian Limited         $3,059,000               $17,083,000
Westfield, New Jersey           Edward A. Burchell            Partnership,  L.L.P.,
                                Earl L. Linehan               assignee of Meridian
                                Roger C. Lipitz               Healthcare, Inc.
                                Arnold I. Richman
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